Exhibit 10.12
Dated [●] March 2018

ULTRA ONE SHIPPING LTD
as Borrower
and
THE BANKS AND FINANCIAL INSTITUTIONS
listed in Schedule 1 herein
as Lenders
and
HSH NORDBANK AG
as Agent, Mandated Lead Arranger, Swap Bank and Security Trustee

THIRD SUPPLEMENTAL AGREEMENT
relating to
 a loan facility of (originally) up to US$19,000,000

Index

Clause		Page

1	Interpretation	2
2	Agreement of the Creditor Parties	2
3	Conditions Precedent	3
4	Representations and Warranties	4
5	Amendments to Loan Agreement and other Finance Documents	4
6	Further Assurances	5
7	Fees and Expenses	6
8	Communications	6
9	Supplemental	6
10	Law and Jurisdiction	6

Schedules

Schedule 1 Lenders	7

Execution

Execution Pages	8

THIS AGREEMENT IS MADE ON [●] MARCH 2018
PARTIES
(1)	ULTRA ONE SHIPPING LTD, a corporation incorporated in the Republic of Liberia whose registered office is at 80 Broad Street, Monrovia, Liberia (the "Borrower");
(2)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 1 herein, as Lenders;
(3)	HSH NORDBANK AG, acting through its office at Gerhart-Hauptmann-Platz 50, D-20095 Hamburg, Germany, as Agent;
(4)	HSH NORDBANK AG, acting through its office at Gerhart-Hauptmann-Platz 50, D-20095 Hamburg, Germany, as Security Trustee;
(5)	HSH NORDBANK AG, acting through its office at Gerhart-Hauptmann-Platz 50, D-20095 Hamburg, Germany, as Mandated Lead Arranger; and
(6)	HSH NORDBANK AG, acting through its office at Martensdamm 6, D-24103 Kiel, Germany, as Swap Bank.
BACKGROUND
(A)
By a loan agreement dated 20 March 2015 (as amended and supplemented by a supplemental agreement dated 28 April 2016 and a second supplemental agreement dated 22 December 2016 and as from time to time amended and/or supplemented, the "Loan Agreement") and made between (i) the Borrower, (ii) the Lenders, (iii) the Agent, (iv) the Security Trustee, (v) the Mandated Lead Arranger and (vi) the Swap Bank, the Lenders agreed to make available to the Borrower a loan facility in an amount of (originally) up to US$19,000,000.

(B)	The Borrower has requested that the Lenders give their consent to:
(i)
the release of Euroseas Ltd. as the Corporate Guarantor (as such term is defined in the Loan Agreement) from its obligations under the Corporate Guarantee and any other Finance Document to which it is a party;

(ii)
the appointment of Eurodry Ltd., a corporation incorporated in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, the Marshall Islands as Corporate Guarantor (as defined in the Loan Agreement), being the holder of all registered shares in the Borrower, in accordance with clause 10.3 of the Loan Agreement; and

(iii)	the consequential amendments and/or variations of certain other provisions of the Loan Agreement and the other Finance Documents in connection with those matters, together, the "Request".
(C)	This Agreement sets out the terms and conditions on which the Lenders agree, with effect on and from the Effective Date, to:
(i)	the Request; and

(ii)	the consequential amendments to the Loan Agreement and the other Finance Documents in connection with the Request.
OPERATIVE PROVISIONS
IT IS AGREED as follows:
1	INTERPRETATION
1.1	Defined expressions
Words and expressions defined in the Loan Agreement and the other Finance Documents shall have the same meanings when used in this Agreement unless the context otherwise requires.
1.2	Definitions
In this Agreement, unless the contrary intention appears:
"New Corporate Guarantor" means Eurodry Ltd., a corporation incorporated in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, the Marshall Islands.
"New Corporate Guarantee" a corporate guarantee of the obligations of the Borrower under this Agreement, the Master Agreement and the other Finance Documents to which the Borrower is a party, in the Agreed Form.
"Effective Date" means the date on which the conditions precedent referred to in Clause 3 thereof are satisfied.
1.3	Application of construction and interpretation provisions of Loan Agreement
Clauses 1.2 and 1.5 of the Loan Agreement apply, with any necessary modifications, to this Agreement.
2	AGREEMENT OF THE CREDITOR PARTIES
2.1	Agreement of the Lenders
The Lenders agree subject to and upon the terms and conditions of this Agreement to the Request.
2.2	Agreement of the Creditor Parties
The Creditor Parties agree, subject to and upon the terms and conditions of this Agreement, to the consequential amendments to the Loan Agreement and the other Finance Documents in connection with the matters referred to in Clause 2.1.

2.3	Effective Date
The agreement of the Lenders and the other Creditor Parties contained in Clauses 2.1 and 2.2 shall have effect on and from the Effective Date subject to the conditions precedent in Clause 3 being satisfied.
3	CONDITIONS PRECEDENT
3.1	General
The agreement of the Lenders and the other Creditor Parties contained in Clauses 2.1 and 2.2 is subject to the fulfilment of the conditions precedent in Clause 3.2.
3.2	Conditions precedent
The conditions referred to in Clause 3.1 are that the Agent shall have received the following documents and evidence in all respects in form and substance satisfactory to the Agent and its lawyers on or before the date of this Agreement:
(a)	an original of this Agreement duly executed by the parties to it and countersigned by the Approved Manager;
(b)	a duly executed original of the New Corporate Guarantee;
(c)
a certificate from an officer of the Borrower confirming the names of all its respective officers, directors and shareholders and confirming that there have been no changes or amendments to the constitutional documents of the Borrower which were previously delivered to the Agent;

(d)	true and complete copies of the resolutions passed at separate meetings of all the directors and shareholders of the Borrower authorising and approving the execution of this Agreement;
(e)
true and complete copy of the constitutional documents and the resolutions passed at the meeting of all the directors of the New Corporate Guarantor authorising and approving the execution of this Agreement and the New Corporate Guarantee, and authorising its directors or other representatives to execute the same on its behalf;

(f)	the original of any power of attorney issued by each of the Borrower and the New Corporate Guarantor pursuant to such resolutions aforesaid;
(g)	evidence satisfactory to the Agent that each of the Borrower and the New Corporate Guarantor is currently existing in goodstanding in the relevant jurisdiction of its incorporation;
(h)	consolidated audited financial statements of Euroseas Ltd. as of 31 December 2017 together with the respective Compliance Certificate;
(i)	documentary evidence that the agent for service of process named in clause 30.4 of the Loan Agreement has accepted its appointment under this Agreement;

(j)
favourable legal opinions from lawyers appointed by the Agent on such matters concerning the laws of the Marshall Islands, Liberia and such other relevant jurisdiction as the Agent may require in respect of the matters contained in this Agreement and the New Corporate Guarantee; and

(k)	any other document or evidence as the Lenders may request in writing from the Borrower.
4	REPRESENTATIONS AND WARRANTIES
4.1	Repetition of Loan Agreement representations and warranties
The Borrower represents and warrants to the Creditor Parties that the representations and warranties in clause 10 of the Loan Agreement remain true and not misleading if repeated on the date of this Agreement.
4.2	Repetition of Finance Document representations and warranties
The Borrower and the Corporate Guarantor represent and warrant to the Creditor Parties that the representations and warranties in the Finance Documents (other than the Loan Agreement) to which each of them is a party remain true and not misleading if repeated on the date of this Agreement.
5	AMENDMENTS TO LOAN AGREEMENT AND OTHER FINANCE DOCUMENTS
5.1	Specific amendments to Loan Agreement
With effect on and from the Effective Date the Loan Agreement shall be amended as follows:
(a)	by deleting the definition of "Corporate Guarantor" in clause 1.1. thereof in its entirety and replacing it with the following new definition:
""Corporate Guarantor" means Eurodry Ltd., a corporation incorporated in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, the Marshall Islands;"
(b)	by deleting paragraphs (a) and (b) of clause 11.6 thereof in their entirety and replacing them with the following paragraphs:
(a)
as soon as possible, but in no event later than 180 days after the end of each Financial Year of the Borrower and the Corporate Guarantor, the unaudited individual management accounts of the Borrower and the consolidated audited annual financial statements of the Group for that Financial Year (commencing with the unaudited management accounts or the audited financial statements (as the case may be) for the Financial Year which ended on 31 December 2015 in respect of the Borrower and on 31 December 2018 in respect of the Corporate Guarantor); and

(b)
as soon as possible, but in no event later than 90 days after the end of each 6-month period ending on 30 June and 31 December in each Financial Year of the Borrower or, as the case may be, the Corporate Guarantor, the semi-annual individual unaudited management accounts in respect of the Borrower or, in the case of the Corporate Guarantor, the semi-annual consolidated unaudited financial statements of the Group, in each case, for that 6-month period (commencing with the management accounts for the 6-month period ending on 30 June 2016 in respect of the Borrower and the financial statements for the period ending on 30 June 2018 in respect of the Corporate Guarantor), duly certified as to their correctness by the chief financial officer of the Corporate Guarantor; and";
(c)
by construing references throughout the Loan Agreement to "this Agreement", "hereunder" and other like expressions as if the same referred to the Loan Agreement as amended and supplemented by this Agreement; and

(d)	by construing references throughout the Loan Agreement to each of the other Finance Documents as if the same referred to that Finance Document as amended and supplemented by this Agreement.
5.2	Amendments to Finance Documents
With effect on and from the Effective Date each of the Finance Documents other than the Loan Agreement shall be, and shall be deemed by this Agreement to have been, amended as follows:
(a)
the definition of, and references throughout each of the Finance Documents to, the Loan Agreement and any of the other Finance Documents shall be construed as if the same referred to the Loan Agreement and those Finance Documents as amended and supplemented by this Agreement; and

(b)
the references throughout each of the Finance Documents to "this Agreement", "this Deed", "hereunder" and other like expressions shall be construed as if the same referred to such Finance Documents as amended and supplemented by this Agreement.

5.3	Finance Documents to remain in full force and effect
The Finance Documents shall remain in full force and effect as amended and supplemented by:
(a)	the amendments to the Finance Documents contained or referred to in Clauses 5.1 and 5.2; and
(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.
6	FURTHER ASSURANCES
6.1	Borrower's and each Security Party's obligation to execute further documents etc.
The Borrower and each Security Party covenants that from time to time at the request of the Security Trustee they will promptly upon such request:
(a)
execute and deliver to the Security Trustee or procure the execution and delivery to the Security Trustee of all such documents as in the opinion of the Agent  (acting reasonably) are necessary for giving full effect to this  Agreement and for perfecting and protecting the value of or enforcing any rights or securities granted to the Security Trustee under or pursuant to the Loan Agreement or any other Finance Document, each as amended and supplemented by this Agreement; and

(b)
effect any registration or notarisation, give any notice or take any step, which the Agent may, by notice to the Borrower specify for any of the purposes described in Clause 6.1(a) above or for any similar or related purpose.

7	FEES AND EXPENSES
7.1	Fees and Expenses
The provisions of clause 20 (fees and expenses) of the Loan Agreement shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.
8	COMMUNICATIONS
8.1	General
The provisions of clause 28 (notices) of the Loan Agreement shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.
9	SUPPLEMENTAL
9.1	Counterparts
This Agreement may be executed in any number of counterparts.
9.2	Third Party rights
A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.
10	LAW AND JURISDICTION
10.1	Governing law
This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.
10.2	Incorporation of the Loan Agreement provisions
The provisions of clause 30 (law and jurisdiction) of the Loan Agreement shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.
THIS AGREEMENT has been duly executed as a Deed on the date stated at the beginning of this Agreement.

SCHEDULE 1

LENDERS

Lender	Lending Office
HSH Nordbank AG	Gerhart-Hauptmann-Platz 50 20095 Hamburg Germany

EXECUTION PAGES
BORROWER
EXECUTED AS A DEED	)
by	)
for and on behalf of	)
ULTRA ONE SHIPPING LTD	)

LENDERS

EXECUTED AS A DEED	)
by	)
for and on behalf of	)
HSH NORDBANK AG	)

AGENT

EXECUTED AS A DEED	)
by	)
for and on behalf of	)
HSH NORDBANK AG	)

SECURITY TRUSTEE

EXECUTED AS A DEED	)
by	)
for and on behalf of	)
HSH NORDBANK AG	)

MANDATED LEAD ARRANGER

EXECUTED AS A DEED	)
by	)
for and on behalf of	)
HSH NORDBANK AG	)

SWAP BANK

EXECUTED AS A DEED	)
by	)
for and on behalf of	)
HSH NORDBANK AG	)

Witness to all the	)
above signatures	)
Name:
Address:

COUNTERSIGNED this         day of March 2018 by the below company which, by its execution hereof, confirms and acknowledges that it has read and understood the terms and conditions of this Agreement, that it agrees in all respects to the same and that the Finance Documents to which it is a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrower under the Loan Agreement (as amended and supplemented by this Agreement).

_______________________________
for and on behalf of
EUROBULK LTD
as Approved Manager